                                                        Exhibit 99.8
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  ------------------------------------------------
  CASE NAME:  AIRCRAFT LEASING, INC.                   ACCRUAL BASIS
  ------------------------------------------------

  ------------------------------------------------
  CASE NUMBER:  400-42148-BJH-11                       02/13/95, RWD, 2/96
  ------------------------------------------------

  ------------------------------------------------
  JUDGE:  BARBARA J. HOUSER
  ------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: APRIL 30, 2002


   IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


  RESPONSIBLE PARTY:

  /s/ Drew Keith                                             CHIEF FINANCIAL OFFICER
  ----------------------------------------------------       ---------------------------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                      TITLE

  DREW KEITH                                                                 5/20/2002
  ----------------------------------------------------       ---------------------------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                                            DATE

  PREPARER:

  /s/ Kevin K. Craig                                         CONTROLLER, KITTY HAWK INC.
  ----------------------------------------------------       ---------------------------------------------
  ORIGINAL SIGNATURE OF PREPARER                                              TITLE

  KEVIN K. CRAIG                                                             5/20/2002
  ----------------------------------------------------       ---------------------------------------------
  PRINTED NAME OF PREPARER                                                     DATE

----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   -----------------------------------------------
   CASE NAME:  AIRCRAFT LEASING, INC.                   ACCRUAL BASIS-1
   -----------------------------------------------

   -----------------------------------------------
   CASE NUMBER:  400-42148-BJH-11                       02/13/95, RWD, 2/96
   -----------------------------------------------


   -----------------------------------------------

   COMPARATIVE BALANCE SHEET

   ------------------------------------------------------------------------------------------------------------------
                                                     SCHEDULE               MONTH        MONTH          MONTH
                                                                    -------------------------------------------------
   ASSETS                                             AMOUNT             APRIL, 2002    MAY, 2002     JUNE, 2002
   ------------------------------------------------------------------------------------------------------------------
   1.      UNRESTRICTED CASH                      $           0          $         0        $0             $0
   ------------------------------------------------------------------------------------------------------------------
   2.      RESTRICTED CASH                        $           0          $   263,986        $0             $0
   ------------------------------------------------------------------------------------------------------------------
   3.      TOTAL CASH                             $           0          $   263,986        $0             $0
   ------------------------------------------------------------------------------------------------------------------
   4.      ACCOUNTS RECEIVABLE (NET)              $           0          $         0        $0             $0
   ------------------------------------------------------------------------------------------------------------------
   5.      INVENTORY                              $           0          $         0        $0             $0
   ------------------------------------------------------------------------------------------------------------------
   6.      NOTES RECEIVABLE                       $           0          $         0        $0             $0
   ------------------------------------------------------------------------------------------------------------------
   7.      PREPAID EXPENSES                       $           0          $         0        $0             $0
   ------------------------------------------------------------------------------------------------------------------
   8.      OTHER (ATTACH LIST)                     ($33,904,344)            ($86,579)       $0             $0
   ------------------------------------------------------------------------------------------------------------------
   9.      TOTAL CURRENT ASSETS                    ($33,904,344)         $   177,407        $0             $0
   ------------------------------------------------------------------------------------------------------------------
   10.     PROPERTY, PLANT & EQUIPMENT            $  81,907,719          $ 1,185,175        $0             $0
   ------------------------------------------------------------------------------------------------------------------
   11.     LESS: ACCUMULATED
           DEPRECIATION / DEPLETION               $  33,669,772          $   523,013        $0             $0
   ------------------------------------------------------------------------------------------------------------------
   12.     NET PROPERTY, PLANT &
           EQUIPMENT                              $  48,237,946          $   662,162        $0             $0
   ------------------------------------------------------------------------------------------------------------------
   13.     DUE FROM INSIDERS                      $           0          $         0        $0             $0
   ------------------------------------------------------------------------------------------------------------------
   14.     OTHER ASSETS - NET OF
           AMORTIZATION (ATTACH LIST)             $           0          $         0        $0             $0
   ------------------------------------------------------------------------------------------------------------------
   15.     OTHER (ATTACH LIST)                    $           0          $         0        $0             $0
   ------------------------------------------------------------------------------------------------------------------
   16.     TOTAL ASSETS                           $  14,333,602          $   839,569        $0             $0
   ------------------------------------------------------------------------------------------------------------------
   POSTPETITION LIABILITIES
   ------------------------------------------------------------------------------------------------------------------
   17.     ACCOUNTS PAYABLE                                              $         0        $0             $0
   ------------------------------------------------------------------------------------------------------------------
   18.     TAXES PAYABLE                                                 $         0        $0             $0
   ------------------------------------------------------------------------------------------------------------------
   19.     NOTES PAYABLE                                                 $         0        $0             $0
   ------------------------------------------------------------------------------------------------------------------
   20.     PROFESSIONAL FEES                                             $         0        $0             $0
   ------------------------------------------------------------------------------------------------------------------
   21.     SECURED DEBT                                                  $         0        $0             $0
   ------------------------------------------------------------------------------------------------------------------
   22.     OTHER (ATTACH LIST)                                           ($5,739,653)       $0             $0
   ------------------------------------------------------------------------------------------------------------------
   23.     TOTAL POSTPETITION
           LIABILITIES                                                   ($5,739,653)       $0             $0
   ------------------------------------------------------------------------------------------------------------------
   PREPETITION LIABILITIES
   ------------------------------------------------------------------------------------------------------------------
   24.     SECURED DEBT                           $   2,811,382          $         0        $0             $0
   ------------------------------------------------------------------------------------------------------------------
   25.     PRIORITY DEBT                          $           0          $         0        $0             $0
   ------------------------------------------------------------------------------------------------------------------
   26.     UNSECURED DEBT                         $           0          $         0        $0             $0
   ------------------------------------------------------------------------------------------------------------------
   27.     OTHER (ATTACH LIST)                    $   1,300,001          $ 2,399,516        $0             $0
   ------------------------------------------------------------------------------------------------------------------
   28.     TOTAL PREPETITION LIABILITIES          $   4,111,383          $ 2,399,516        $0             $0
   ------------------------------------------------------------------------------------------------------------------
   29.     TOTAL LIABILITIES                      $   4,111,383          ($3,340,137)       $0             $0
   ------------------------------------------------------------------------------------------------------------------
   EQUITY
   ------------------------------------------------------------------------------------------------------------------
   30.     PREPETITION OWNERS' EQUITY             $           0          $12,789,185        $0             $0
   ------------------------------------------------------------------------------------------------------------------
   31.     POSTPETITION CUMULATIVE
           PROFIT OR (LOSS)                                              ($8,609,479)       $0             $0
   ------------------------------------------------------------------------------------------------------------------
   32.     DIRECT CHARGES TO EQUITY
           (ATTACH EXPLANATION)                                          $         0
   ------------------------------------------------------------------------------------------------------------------
   33.     TOTAL EQUITY                           $           0          $ 4,179,706        $0             $0
   ------------------------------------------------------------------------------------------------------------------
   34.     TOTAL LIABILITIES &
           OWNERS' EQUITY                         $   4,111,383          $   839,569        $0             $0
   ------------------------------------------------------------------------------------------------------------------
                                                                         $         0        $0             $0
---------------------------------------------------------------------------------------------------------------------

===============================================================================
                                                       Monthly Operating Report

      -------------------------------------------
      CASE NAME:  AIRCRAFT LEASING, INC.             ACCRUAL BASIS-2
      -------------------------------------------

      -------------------------------------------
      CASE NUMBER:  400-42148-BJH-11                    02/13/95, RWD, 2/96
      -------------------------------------------

      ----------------------------------------
      INCOME STATEMENT
      --------------------------------------------------------------------------------------------------------------------
                                                     MONTH                MONTH            MONTH                QUARTER
                                              -----------------------------------------------------------
      REVENUES                                        APRIL, 2002          MAY, 2002        JUNE, 2002           TOTAL
      --------------------------------------------------------------------------------------------------------------------
      1.   GROSS REVENUES                                     $0                 $0                $0                 $0
      --------------------------------------------------------------------------------------------------------------------
      2.   LESS: RETURNS & DISCOUNTS                          $0                 $0                $0                 $0
      --------------------------------------------------------------------------------------------------------------------
      3.   NET REVENUE                                        $0                 $0                $0                 $0
      --------------------------------------------------------------------------------------------------------------------
      COST OF GOODS SOLD
      --------------------------------------------------------------------------------------------------------------------
      4.   MATERIAL                                           $0                 $0                $0                 $0
      --------------------------------------------------------------------------------------------------------------------
      5.   DIRECT LABOR                                       $0                 $0                $0                 $0
      --------------------------------------------------------------------------------------------------------------------
      6.   DIRECT OVERHEAD                                    $0                 $0                $0                 $0
      --------------------------------------------------------------------------------------------------------------------
      7.   TOTAL COST OF GOODS SOLD                           $0                 $0                $0                 $0
      --------------------------------------------------------------------------------------------------------------------
      8.   GROSS PROFIT                                       $0                 $0                $0                 $0
      --------------------------------------------------------------------------------------------------------------------
      OPERATING EXPENSES
      --------------------------------------------------------------------------------------------------------------------
      9.   OFFICER / INSIDER COMPENSATION                     $0                 $0                $0                 $0
      --------------------------------------------------------------------------------------------------------------------
      10.  SELLING & MARKETING                                $0                 $0                $0                 $0
      --------------------------------------------------------------------------------------------------------------------
      11.  GENERAL & ADMINISTRATIVE                           $0                 $0                $0                 $0
      --------------------------------------------------------------------------------------------------------------------
      12.  RENT & LEASE                                       $0                 $0                $0                 $0
      --------------------------------------------------------------------------------------------------------------------
      13.  OTHER (ATTACH LIST)                                $0                 $0                $0                 $0
      --------------------------------------------------------------------------------------------------------------------
      14.  TOTAL OPERATING EXPENSES                           $0                 $0                $0                 $0
      --------------------------------------------------------------------------------------------------------------------
      15.  INCOME BEFORE NON-OPERATING
           INCOME & EXPENSE                                   $0                 $0                $0                 $0
      --------------------------------------------------------------------------------------------------------------------
      OTHER INCOME & EXPENSES
      --------------------------------------------------------------------------------------------------------------------
      16.  NON-OPERATING INCOME (ATT. LIST)                   $0                 $0                $0                 $0
      --------------------------------------------------------------------------------------------------------------------
      17.  NON-OPERATING EXPENSE (ATT. LIST)                  $0                 $0                $0                 $0
      --------------------------------------------------------------------------------------------------------------------
      18.  INTEREST EXPENSE                                   $0                 $0                $0                 $0
      --------------------------------------------------------------------------------------------------------------------
      19.  DEPRECIATION / DEPLETION                           $0                 $0                $0                 $0
      --------------------------------------------------------------------------------------------------------------------
      20.  AMORTIZATION                                       $0                 $0                $0                 $0
      --------------------------------------------------------------------------------------------------------------------
      21.  OTHER (ATTACH LIST)                                $0                 $0                $0                 $0
      --------------------------------------------------------------------------------------------------------------------
      22.  NET OTHER INCOME & EXPENSES                        $0                 $0                $0                 $0
      --------------------------------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
      --------------------------------------------------------------------------------------------------------------------
      23.  PROFESSIONAL FEES                                  $0                 $0                $0                 $0
      --------------------------------------------------------------------------------------------------------------------
      24.  U.S. TRUSTEE FEES                                  $0                 $0                $0                 $0
      --------------------------------------------------------------------------------------------------------------------
      25.  OTHER (ATTACH LIST)                                $0                 $0                $0                 $0
      --------------------------------------------------------------------------------------------------------------------
      26.  TOTAL REORGANIZATION EXPENSES                      $0                 $0                $0                 $0
      --------------------------------------------------------------------------------------------------------------------
      27.  INCOME TAX                                         $0                 $0                $0                 $0
      --------------------------------------------------------------------------------------------------------------------
      28.  NET PROFIT (LOSS)                                  $0                 $0                $0                 $0
      --------------------------------------------------------------------------------------------------------------------
                                                              $0                 $0                $0
=================================================================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

     ---------------------------------------
     CASE NAME: AIRCRAFT LEASING, INC.               ACCRUAL BASIS-3
     ---------------------------------------

     ---------------------------------------
     CASE NUMBER: 400-42148-BJH-11                      02/13/95, RWD, 2/96
     ---------------------------------------

      -----------------------------------------------------------------------------------------------------------------------
     CASH RECEIPTS AND                                       MONTH                MONTH           MONTH            QUARTER
                                                       -------------------------------------------------------
     DISBURSEMENTS                                         APRIL, 2002         MAY, 2002         JUNE, 2002          TOTAL
     ------------------------------------------------------------------------------------------------------------------------
     1.     CASH - BEGINNING  OF  MONTH                     $ 73,404            $263,986           $263,986       $ 73,404
     ------------------------------------------------------------------------------------------------------------------------
     RECEIPTS FROM OPERATIONS
     ------------------------------------------------------------------------------------------------------------------------
     2.     CASH SALES                                      $      0            $      0           $      0       $      0
     ------------------------------------------------------------------------------------------------------------------------
     COLLECTION OF ACCOUNTS RECEIVABLE
     ------------------------------------------------------------------------------------------------------------------------
     3.     PREPETITION                                     $      0            $      0           $      0       $      0
     ------------------------------------------------------------------------------------------------------------------------
     4.     POSTPETITION                                    $      0            $      0           $      0       $      0
     ------------------------------------------------------------------------------------------------------------------------
     5.     TOTAL OPERATING RECEIPTS                        $      0            $      0           $      0       $      0
     ------------------------------------------------------------------------------------------------------------------------
     NON - OPERATING RECEIPTS
     ------------------------------------------------------------------------------------------------------------------------
     6.     LOANS & ADVANCES (ATTACH LIST)                  $      0            $      0           $      0       $      0
     ------------------------------------------------------------------------------------------------------------------------
     7.     SALE OF ASSETS                                  $      0            $      0           $      0       $      0
     ------------------------------------------------------------------------------------------------------------------------
     8.     OTHER (ATTACH LIST)                             $250,000            $      0           $      0       $250,000
     ------------------------------------------------------------------------------------------------------------------------
     9.     TOTAL NON-OPERATING RECEIPTS                    $250,000            $      0           $      0       $250,000
     ------------------------------------------------------------------------------------------------------------------------
     10.    TOTAL RECEIPTS                                  $250,000            $      0           $      0       $250,000
     ------------------------------------------------------------------------------------------------------------------------
     11.    TOTAL CASH AVAILABLE                            $323,404            $263,986           $263,986       $323,404
     ------------------------------------------------------------------------------------------------------------------------
     OPERATING  DISBURSEMENTS
     ------------------------------------------------------------------------------------------------------------------------
     12.    NET PAYROLL                                     $      0            $      0           $      0       $      0
     ------------------------------------------------------------------------------------------------------------------------
     13.    PAYROLL TAXES PAID                              $      0            $      0           $      0       $      0
     ------------------------------------------------------------------------------------------------------------------------
     14.    SALES, USE & OTHER TAXES PAID                   $      0            $      0           $      0       $      0
     ------------------------------------------------------------------------------------------------------------------------
     15.    SECURED / RENTAL / LEASES                       $      0            $      0           $      0       $      0
     ------------------------------------------------------------------------------------------------------------------------
     16.    UTILITIES                                       $      0            $      0           $      0       $      0
     ------------------------------------------------------------------------------------------------------------------------
     17.    INSURANCE                                       $      0            $      0           $      0       $      0
     ------------------------------------------------------------------------------------------------------------------------
     18.    INVENTORY PURCHASES                             $      0            $      0           $      0       $      0
     ------------------------------------------------------------------------------------------------------------------------
     19.    VEHICLE EXPENSES                                $      0            $      0           $      0       $      0
     ------------------------------------------------------------------------------------------------------------------------
     20.    TRAVEL                                          $      0            $      0           $      0       $      0
     ------------------------------------------------------------------------------------------------------------------------
     21.    ENTERTAINMENT                                   $      0            $      0           $      0       $      0
     ------------------------------------------------------------------------------------------------------------------------
     22.    REPAIRS & MAINTENANCE                           $      0            $      0           $      0       $      0
     ------------------------------------------------------------------------------------------------------------------------
     23.    SUPPLIES                                        $      0            $      0           $      0       $      0
     ------------------------------------------------------------------------------------------------------------------------
     24.    ADVERTISING                                     $      0            $      0           $      0       $      0
     ------------------------------------------------------------------------------------------------------------------------
     25.    OTHER (ATTACH LIST)                             $      0            $      0           $      0       $      0
     ------------------------------------------------------------------------------------------------------------------------
     26.    TOTAL OPERATING DISBURSEMENTS                   $      0            $      0           $      0       $      0
     ------------------------------------------------------------------------------------------------------------------------
     REORGANIZATION EXPENSES
     ------------------------------------------------------------------------------------------------------------------------
     27.    PROFESSIONAL FEES                               $ 59,418            $      0           $      0       $ 59,418
     ------------------------------------------------------------------------------------------------------------------------
     28.    U.S. TRUSTEE FEES                               $      0            $      0           $      0       $      0
     ------------------------------------------------------------------------------------------------------------------------
     29.    OTHER (ATTACH LIST)                             $      0            $      0           $      0       $      0
     ------------------------------------------------------------------------------------------------------------------------
     30.    TOTAL REORGANIZATION EXPENSES                   $ 59,418            $      0           $      0       $ 59,418
     ------------------------------------------------------------------------------------------------------------------------
     31.    TOTAL DISBURSEMENTS                             $ 59,418            $      0           $      0       $ 59,418
     ------------------------------------------------------------------------------------------------------------------------
     32.    NET CASH FLOW                                   $190,582            $      0           $      0       $190,582
     ------------------------------------------------------------------------------------------------------------------------
     33.    CASH - END OF MONTH                             $263,986            $263,986           $263,986       $263,986
     ------------------------------------------------------------------------------------------------------------------------
                                                            $      0
=============================================================================================================================

----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report
        -------------------------------------------
        CASE NAME:  AIRCRAFT LEASING, INC.          ACCRUAL BASIS-4
        -------------------------------------------

        -------------------------------------------
        CASE NUMBER:  400-42148-BJH-11                 02/13/95, RWD, 2/96
        -------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
                                                        SCHEDULE             MONTH                    MONTH              MONTH
                                                                         -----------------------------------------------------------
        ACCOUNTS RECEIVABLE AGING                        AMOUNT              APRIL, 2002               MAY, 2002          JUNE, 2002
        ----------------------------------------------------------------------------------------------------------------------------
        1.      0-30                                                  $0              $0                      $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        2.      31-60                                                 $0              $0                      $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        3.      61-90                                                 $0              $0                      $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        4.      91+                                                   $0              $0                      $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        5.      TOTAL ACCOUNTS RECEIVABLE                             $0              $0                      $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        6.      AMOUNT CONSIDERED UNCOLLECTIBLE                       $0              $0                      $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        7.      ACCOUNTS RECEIVABLE (NET)                             $0              $0                      $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------
        AGING OF POSTPETITION TAXES AND PAYABLES                                           MONTH: APRIL, 2002
                                                                                                  ----------------------------------
        ----------------------------------------------------------------------------------------------------------------------------
                                           0-30           31-60               61-90                     91+
        TAXES  PAYABLE                     DAYS           DAYS                DAYS                     DAYS               TOTAL
        ----------------------------------------------------------------------------------------------------------------------------
        1.      FEDERAL                             $0                $0              $0                      $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        2.      STATE                               $0                $0              $0                      $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        3.      LOCAL                               $0                $0              $0                      $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        4.      OTHER (ATTACH LIST)                 $0                $0              $0                      $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        5.      TOTAL TAXES PAYABLE                 $0                $0              $0                      $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------------------------------
        6.      ACCOUNTS PAYABLE                    $0                $0              $0                      $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------
        STATUS OF POSTPETITION TAXES                                                        MONTH: APRIL, 2002
                                                                                                   ---------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
                                                         BEGINNING           AMOUNT                                       ENDING
                                                            TAX           WITHHELD AND/                AMOUNT               TAX
        FEDERAL                                          LIABILITY*        OR ACCRUED                   PAID             LIABILITY
        ----------------------------------------------------------------------------------------------------------------------------
        1.      WITHHOLDING**                                         $0              $0                      $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        2.      FICA-EMPLOYEE**                                       $0              $0                      $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        3.      FICA-EMPLOYER**                                       $0              $0                      $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        4.      UNEMPLOYMENT                                          $0              $0                      $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        5.      INCOME                                                $0              $0                      $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        6.      OTHER (ATTACH LIST)                                   $0              $0                      $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        7.      TOTAL FEDERAL TAXES                                   $0              $0                      $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        STATE AND LOCAL
        ----------------------------------------------------------------------------------------------------------------------------
        8.      WITHHOLDING                                           $0              $0                      $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        9.      SALES                                                 $0              $0                      $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        10.     EXCISE                                                $0              $0                      $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        11.     UNEMPLOYMENT                                          $0              $0                      $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        12.     REAL PROPERTY                                         $0              $0                      $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        13.     PERSONAL PROPERTY                                     $0              $0                      $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        14.     OTHER (ATTACH LIST)                                   $0              $0                      $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        15.     TOTAL STATE & LOCAL                                   $0              $0                      $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        16.     TOTAL TAXES                                           $0              $0                      $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------

        * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
        ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        -------------------------------------------
        CASE NAME:  AIRCRAFT LEASING, INC.              ACCRUAL BASIS-5
        -------------------------------------------

        -------------------------------------------
        CASE NUMBER:  400-42148-BJH-11                  02/13/95, RWD, 2/96
        -------------------------------------------


        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                                 MONTH: APRIL, 2002
                                                                                        --------------------------------------------
        -------------------------------------------------
        BANK  RECONCILIATIONS
                                                           Account #1        Account #2         Account #3
        ----------------------------------------------------------------------------------------------------------------------------
        A.       BANK:
        ----------------------------------------------------------------------------------------------------------------------------
        B.       ACCOUNT NUMBER:                                                                                     TOTAL
        ----------------------------------------------------------------------------------------------------------------------------
        C.       PURPOSE (TYPE):
        ----------------------------------------------------------------------------------------------------------------------------
        1.       BALANCE PER BANK STATEMENT                   $0                                                       $0
        ----------------------------------------------------------------------------------------------------------------------------
        2.       ADD: TOTAL DEPOSITS NOT CREDITED             $0                                                       $0
        ----------------------------------------------------------------------------------------------------------------------------
        3.       SUBTRACT: OUTSTANDING CHECKS                 $0                                                       $0
        ----------------------------------------------------------------------------------------------------------------------------
        4.       OTHER RECONCILING ITEMS                      $0                                                       $0
        ----------------------------------------------------------------------------------------------------------------------------
        5.       MONTH END BALANCE PER BOOKS                  $0                $0                      $0             $0
        ----------------------------------------------------------------------------------------------------------------------------
        6.       NUMBER OF LAST CHECK WRITTEN
        ----------------------------------------------------------------------------------------------------------------------------


        -------------------------------------------------
        INVESTMENT ACCOUNTS
        ----------------------------------------------------------------------------------------------------------------------------
                                                           DATE OF           TYPE OF            PURCHASE            CURRENT
        BANK, ACCOUNT NAME & NUMBER                        PURCHASE         INSTRUMENT            PRICE              VALUE
        ----------------------------------------------------------------------------------------------------------------------------
        7.       BANK ONE TRUST (ESCROW) 6801456800*       1/3/2000         MONEY MARKET        $3,625,000          $      0
        ----------------------------------------------------------------------------------------------------------------------------
        8.       HSBC Bank USA (ESCROW) #10-876110        6/19/2000         MONEY MARKET        $3,560,463          $263,986
        ----------------------------------------------------------------------------------------------------------------------------
        9.
        ----------------------------------------------------------------------------------------------------------------------------
        10.
        ----------------------------------------------------------------------------------------------------------------------------
        11.      TOTAL INVESTMENTS                                                                                  $263,986
        ----------------------------------------------------------------------------------------------------------------------------
        CASH

        ----------------------------------------------------------------------------------------------------------------------------
        12.      CURRENCY ON HAND                                                                                   $      0
        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
        13.      TOTAL  CASH  -  END  OF MONTH                                                                      $263,986
        ----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    $      0
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

     ----------------------------------------
     CASE NAME: AIRCRAFT LEASING, INC.            ACCRUAL BASIS-6
     ----------------------------------------

     ----------------------------------------
     CASE NUMBER: 400-42148-BJH-11                     02/13/95, RWD, 2/96
     ----------------------------------------

                                                       MONTH: APRIL, 2002

     ----------------------------------------
     PAYMENTS TO INSIDERS AND PROFESSIONALS
     ----------------------------------------

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
     CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

     ------------------------------------------------------------------------------------
                                                  INSIDERS
     ------------------------------------------------------------------------------------
                                        TYPE OF                 AMOUNT      TOTAL PAID
               NAME                     PAYMENT                  PAID        TO DATE
     ------------------------------------------------------------------------------------
     1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
     ------------------------------------------------------------------------------------
     2.
     ------------------------------------------------------------------------------------
     3.
     ------------------------------------------------------------------------------------
     4.
     ------------------------------------------------------------------------------------
     5.
     ------------------------------------------------------------------------------------
     6.   TOTAL PAYMENTS
          TO INSIDERS                                              $0          $0
     -------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------
                                                    PROFESSIONALS
     ----------------------------------------------------------------------------------------------------------------
                                     DATE OF COURT                                                       TOTAL
                                   ORDER AUTHORIZING            AMOUNT        AMOUNT      TOTAL PAID    INCURRED
               NAME                     PAYMENT                APPROVED        PAID        TO DATE      & UNPAID *
     ----------------------------------------------------------------------------------------------------------------
     1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
     ----------------------------------------------------------------------------------------------------------------
     2.
     ----------------------------------------------------------------------------------------------------------------
     3.
     ----------------------------------------------------------------------------------------------------------------
     4.
     ----------------------------------------------------------------------------------------------------------------
     5.
     ----------------------------------------------------------------------------------------------------------------
     6.   TOTAL PAYMENTS
          TO PROFESSIONALS                                         $0          $0            $0            $0
     ----------------------------------------------------------------------------------------------------------------

     * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

     ---------------------------------------------------------------------------
     POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
     PROTECTION PAYMENTS
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
                                                               SCHEDULED      AMOUNTS
                                                                MONTHLY        PAID          TOTAL
                                                               PAYMENTS       DURING         UNPAID
             NAME OF CREDITOR                                    DUE           MONTH      POSTPETITION
     ----------------------------------------------------------------------------------------------------
     1.   FIRST SOURCE BANK (865001)                               $0          $0            $0
     ----------------------------------------------------------------------------------------------------
     2.   FIRST SOURCE BANK (RPS)                                  $0          $0            $0
     ----------------------------------------------------------------------------------------------------
     3.   FIRST SOURCE BANK (AIA)                                  $0          $0            $0
     ----------------------------------------------------------------------------------------------------
     4.                                                                                      $0
     ----------------------------------------------------------------------------------------------------
     5.                                                                                      $0
     ----------------------------------------------------------------------------------------------------
     6.   TOTAL                                                    $0          $0            $0
     ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        --------------------------------------------
        CASE NAME:  AIRCRAFT LEASING, INC.           ACCRUAL  BASIS-7
        --------------------------------------------

        --------------------------------------------
        CASE NUMBER:  400-42148-BJH-11                  02/13/95, RWD, 2/96
        --------------------------------------------

                                                      MONTH: APRIL, 2002
                                                             -------------------

        ----------------------
        QUESTIONNAIRE

        ------------------------------------------------------------------------------------------------------------------------
                                                                                                  YES                NO
        ------------------------------------------------------------------------------------------------------------------------
        1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                                      X
               THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
        ------------------------------------------------------------------------------------------------------------------------
        2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                      X
               OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
        ------------------------------------------------------------------------------------------------------------------------
        3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                                                 X
               LOANS) DUE FROM RELATED PARTIES?
        ------------------------------------------------------------------------------------------------------------------------
        4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                                X
               THIS REPORTING PERIOD?
        ------------------------------------------------------------------------------------------------------------------------
        5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                                      X
               DEBTOR FROM ANY PARTY?
        ------------------------------------------------------------------------------------------------------------------------
        6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                          X
        ------------------------------------------------------------------------------------------------------------------------
        7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                                    X
               PAST DUE?
        ------------------------------------------------------------------------------------------------------------------------
        8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                      X
        ------------------------------------------------------------------------------------------------------------------------
        9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                            X
        ------------------------------------------------------------------------------------------------------------------------
        10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                        X
               DELINQUENT?
        ------------------------------------------------------------------------------------------------------------------------
        11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                                       X
               REPORTING PERIOD?
        ------------------------------------------------------------------------------------------------------------------------
        12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                       X
        ------------------------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
        EXPLANATION OF EACH ITEM.  ATTACH ADDITIONAL SHEETS IF NECESSARY.
        2 a) $59,418 Disbursements to Successor Trustee of (HSBC-Escrow) account for Professional Fees, Transfer to KH Inc & KH Int'l
        ------------------------------------------------------------------------------------------------------------------------
        ------------------------------------------------------------------------------------------------------------------------
        ------------------------------------------------------------------------------------------------------------------------

        ----------------------
        INSURANCE
        ------------------------------------------------------------------------------------------------------------------------
                                                                                                  YES                NO
        ------------------------------------------------------------------------------------------------------------------------
        1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                              X
               NECESSARY INSURANCE COVERAGES IN EFFECT?
        ------------------------------------------------------------------------------------------------------------------------
        2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                              X
        ------------------------------------------------------------------------------------------------------------------------
        3.     PLEASE ITEMIZE POLICIES BELOW.
        ------------------------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN
        CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION
        BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

        ------------------------------------------------------------------------------------------------------------------------
        ------------------------------------------------------------------------------------------------------------------------

        ------------------------------------------------------------------------------------------------------------------------
                                           INSTALLMENT PAYMENTS
        ------------------------------------------------------------------------------------------------------------------------
                     TYPE OF                                                                               PAYMENT AMOUNT
                     POLICY                  CARRIER                             PERIOD COVERED              & FREQUENCY
        ------------------------------------------------------------------------------------------------------------------------
        ------------------------------------------------------------------------------------------------------------------------
               SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
        ------------------------------------------------------------------------------------------------------------------------

        ------------------------------------------------------------------------------------------------------------------------

        ------------------------------------------------------------------------------------------------------------------------

        ------------------------------------------------------------------------------------------------------------------------

        ------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

  -----------------------------------------------
  CASE NAME:  AIRCRAFT LEASING, INC.                     FOOTNOTES SUPPLEMENT
  -----------------------------------------------

  -----------------------------------------------
  CASE NUMBER:  400-42148-BJH-11                         ACCRUAL BASIS
  -----------------------------------------------

                                           MONTH:          APRIL, 2002
                                                 -------------------------------


    ---------------------------------------------------------------------------------------------------------------------------
    ACCRUAL BASIS FORM NUMBER    LINE NUMBER                               FOOTNOTE / EXPLANATION
    ---------------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------
              2                      13        SFAS 121 Writedown of $5,736,370 of Assets, from USPS W-Net cancel 8/25/01
    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------
              2                      21        Net Loss of $24,383,196 on Transfer of Aircraft & Engines to Bondholders 12/01
    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------
              3                       8        All cash received into the subsidiary cash account is swept
    ---------------------------------------------------------------------------------------------------------------------------
                                                  each night to Kitty Hawk, Inc. Master Account
    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------
              3                      31        All disbursements (either by wire transfer or check), including payroll, are
    ---------------------------------------------------------------------------------------------------------------------------
                                                  disbursed out of the Kitty Hawk, Inc. controlled disbursement
    ---------------------------------------------------------------------------------------------------------------------------
                                                  account.
    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------
              4                       6        All assessments of uncollectible accounts receivable are done
    ---------------------------------------------------------------------------------------------------------------------------
                                                  at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
    ---------------------------------------------------------------------------------------------------------------------------
                                                  down to Inc.'s subsidiaries as deemed necessary.
    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------
              7                    Insr 3      All insurance policies are carried in the name of Kitty Hawk, Inc. and its
    ---------------------------------------------------------------------------------------------------------------------------
                                                  subsidiaries. Therefore, they are listed here accordingly.
    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

      ------------------------------------------
      CASE NAME:  AIRCRAFT LEASING, INC.               ACCRUAL  BASIS-Attachment
      ------------------------------------------

      ------------------------------------------
      CASE NUMBER:  400-42148-BJH-11
      ------------------------------------------

                                                      MONTH: APRIL, 2002
                                                             -------------------

   MOR #           ITEM #       LIST OR EXPLANATION

   1 - BS             8         a) ($86,579)  Intercompany Cummulative
                                Receivable/Payable Balance

   1 - BS            22         a) ($5,739,653)  Accrued Federal Income Tax
                                Credit (Post-petition)

   1 - BS            27         a) $2,399,516  Accrued Taxes Payable
                                (Pre-petition)

   2 - IS            13

   2 - IS            16         a) $0  Interest Income (from HSBC -Escrow
                                account)

   2 - IS            21

   3 - CF             8         a) $0  Interest Income (from HSBC -Escrow
                                account)
                                b) $250,000 I/C Transfer to HSBC -Escrow account from KH Int'l Sale Procedes account

   4 - AP            T6         a) Federal Income Taxes are now shown as
                                Other Accrued Liabilities (due to deferred tax credits)

   7 - QA             2         a) $59,418  Disbursement to Successor
                                Trustee of (HSBC-Escrow) account for
                                Professional Fees, Transfer to KH Inc & KH
                                Int'l Due to timing of G/L closing, February bank info is included


--------------------------------------------------------------------------------